SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2003

TRANS WORLD ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	identification No.)

38 Corporate Circle, Albany, New York		12203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (518) 452-1242

None

(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                (c) EXHIBITS. The following exhibit is filed as part of this report and incorporated by reference in this report:

Exhibit No.	Description

99.1	Trans World Entertainment Company Press Release dated November 12, 2003.

ITEM 9. REGULATION FD DISCLOSURE (including Item 12, “Disclosure of Results of Operations and Financial Condition”).

See the press release attached hereto as Exhibit 99.1 dated November 12, 2003, announcing Trans World Entertainment Corporation’s financial results for the quarter and nine month period ended November 1, 2003.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

Date: November 14, 2003	/s/ JOHN J. SULLIVAN
John J. Sullivan
Executive Vice President-Finance, Chief
Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Trans World Entertainment Company Press Release dated November 12, 2003.